Exhibit 10.9

                      SAFETY COMPONENTS INTERNATIONAL, INC.

                         KEY EMPLOYEE SHARE OPTION PLAN

                                           EFFECTIVE DATE OF PLAN: JUNE 17, 2002

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                      SAFETY COMPONENTS INTERNATIONAL, INC.
                         KEY EMPLOYEE SHARE OPTION PLAN

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE

ARTICLE I
   PURPOSE ................................................................    1
ARTICLE II
   DEFINITIONS ............................................................    1
ARTICLE III
   GRANT OF OPTIONS .......................................................    4
ARTICLE IV
   EXERCISE OF OPTIONS ....................................................    6
ARTICLE V
   AMENDMENT OR TERMINATION ...............................................    8
ARTICLE VI
   ADMINISTRATION .........................................................    9
ARTICLE VII
   TRUST PROVISIONS .......................................................   10
ARTICLE VIII
   MISCELLANEOUS PROVISIONS ...............................................   11

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                      SAFETY COMPONENTS INTERNATIONAL, INC.
                         KEY EMPLOYEE SHARE OPTION PLAN

                                    ARTICLE I
                                     PURPOSE

1.1 Purpose. The purpose of the Plan is to provide benefits to eligible Employees of the Employer in a form that will encourage the recipients to continue in the service of the Employer, and allow the recipients to diversify their investment portfolios.

1.2   Intent. The Plan is intended to be a nonqualified option plan governed by
Section 83 of the Code and not an employee benefit plan as defined under ERISA.

                                   ARTICLE II
                                   DEFINITIONS

As used herein, the following capitalized words and phrases have the respective meanings set forth below:

2.1 "Administrative Committee" means the group of individuals consisting of the Vice President of Human Resources, Manager of Compensation and Benefits and the Treasurer of the Company.

2.2 "Beneficiary" means the person or persons designated by a Participant, pursuant to Section 3.6, to exercise an Option after the Participant's death.

2.3   "Board" means the board of directors of the Company.

2.4   "Cause" means:

      (a) the willful and continued failure of a Participant to substantially perform his duties with the Employer (other than any such failure resulting from incapacity due to physical or mental illness, and specifically excluding any failure by the Participant, after reasonable efforts, to meet performance expectations), after a written demand for substantial performance is delivered to the Participant by the president of the Employer or the Board which specifically identifies the manner in which the Board or the president of the Employer believes that the Participant has not substantially performed his duties and the Participant has failed to cure such deficiency to the satisfaction of the Board or the president of the Employer, as the case may be, within 20 days of receipt of such demand for substantial performance;

                                  Page 1 of 15

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      (b)   the willful engaging by a Participant in gross misconduct, fraud, or misrepresentation which, in any such case, is likely to be injurious to the business or reputation of the Employer; or

      (c) any willful or intentional act on the part of a Participant that is materially and demonstrably injurious to the Employer.

For purposes of this Section, any good faith determination by the Board that termination of a Participant's employment is for Cause is binding on all parties.

2.5 "Company" means Safety Components International, Inc. and any successor(s) thereto.

2.6 "Code" means the Internal Revenue Code of 1986, as amended, and any regulations or rulings issued thereunder.

2.7   "Effective Date" means June 17, 2002.

2.8   "Employee" means any common-law employee of the Employer.

2.9 "Employer" means Safety Components International, Inc., its subsidiaries, and any successor(s) thereto.

2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any regulations or rulings issued thereunder.

2.11 "Exercise Date" means the date on which the Administrative Committee approves a Participant's Option exercise form, which is completed and submitted by such Participant to the Administrative Committee with respect to the Option being exercised.

2.12 "Exercise Period" means the period during which a Participant may exercise an Option, as determined under Section 4.1.

2.13 "Exercise Price" means the price to be paid by a Participant to exercise an Option, as determined under Section 3.3.

2.14 "Fair Market Value" means the closing price of a Share reflected in the consolidated trading tables of The Wall Street Journal, or other recognized market source, as determined by the Administrative Committee, on the applicable date of reference hereunder or, if there is no sale of a Share on such date, then the closing price on the last previous day on which a sale is reported.

2.15 "Grant Date" means, with respect to any Option, the date on which the Option is granted by the Administrative Committee to a Participant pursuant to
Section 3.2.

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2.16  "Intrinsic  Value" means, as of a given date, the Fair Market Value of the
Shares subject to an Option on such date minus the Exercise Price of the Option.

2.17 "Option" means the right of a Participant, granted by the Administrative Committee in accordance with Section 3.2, to purchase a Share from the Company at the Exercise Price of such Option.

2.18 "Option Agreement" means an agreement executed on behalf of the Company and by a Participant to whom Options have been granted, acknowledging the issuance of the Options and setting forth the terms of the Options.

2.19 "Participant" means any individual who meets the eligibility requirements of Section 3.1, who has received a grant of Options in accordance with Section 3.2, and whose Options have not all been completely exercised or lapsed. For purposes of Section 4.2:

      (a) After a Participant's death, his Beneficiary is to be treated as a Participant under the Plan with respect to any Options that are outstanding at the time of the Participant's death;

      (b) In the event of a Participant's legal incapacity, the Participant's legal representative is to be treated as a Participant under the Plan with respect to any Options that are outstanding at the time the Participant incurred the legal incapacity; and

      (c) If a Participant has assigned Options under Section 3.8, then the assignee of such Options is to be treated as a Participant under the Plan with respect to the assigned Options.

2.20 "Plan" means the Safety Components International, Inc. Key Employee Share Option Plan as adopted by the Company and set forth herein and from time to time amended.

2.21 "Share" or "Shares" means a share or shares of a registered investment company regulated by the Investment Company Act of 1940, as amended (i.e., mutual fund shares), which share or shares are designated by the Administrative Committee as subject to purchase through the exercise of a Option. The Shares so designated must have been registered by the issuers thereof under the Securities Act of 1933 and qualified for sale in those jurisdictions of the United States where Participants reside.

2.22 "Termination of Employment" means the date on which an Employee ceases to be an Employee of the Employer for any reason. The Administrative Committee, in its discretion, may determine whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.

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2.23  "Trust" means the trust that may be established pursuant to Article VII to hold the Shares that are subject to  purchase  through the  exercise of Options.

2.24 "Trust Agreement" means the agreement setting forth the terms of the Trust, which may be established pursuant to Article VII.

2.25  "Trust Fund" means the Shares that are held in the Trust.

2.26  "Trustee" means the persons or institution acting as trustee of the Trust.

                                   ARTICLE III
                                GRANT OF OPTIONS

3.1 Eligibility. Options may be granted to any Employee designated by the Administrative Committee as eligible to participate in the Plan.

3.2   Grant of Options.

      (a) In General. Options may be granted by the Administrative Committee at any time on or after the Effective Date and prior to the termination of the Plan. Options shall become effective upon the applicable Grant Date(s) set forth in the Option Agreement. The Option Agreement shall specify the Shares on which the Option is to be granted, the number of Shares subject to the Option, the Exercise Price as of the Grant Date, and such other terms and in such form as the Administrative Committee may from time to time determine in accordance with the Plan. Any terms not specified in the Plan shall be specified in the Option Agreement. No Administrative Committee member may take part in any way in determining the amount of any grant of Options to himself.

      (b)   Effect of Dividends and Distributions with Respect to Shares.

            (1) Cash Dividends and Distributions. Prior to the exercise of an Option, the Company agrees to invest all cash dividends and distributions (less any administrative charges deducted pursuant to the proviso of Section 4.1 (a)) received in cash with respect to the Shares in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind is not available). Any Shares so acquired will become subject to Options in favor of the Participant, either in the form of additional Shares of existing Options or as newly granted Options, as determined in each case by the Administrative Committee.

            (2) Noncash Distributions and Similar Transactions. In the event of a Share dividend, Share split, reverse Share split, rights offering, recapitalization or similar transaction that materially affects the Fair

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                  Market  Value  of  the  Shares   underlying  an  Option,   the
                  Administrative Committee may, in its discretion, either: (i) adjust the Exercise Price or number of Shares subject to existing Options, or (ii) grant new Options in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind in not available).

3.3 Exercise Price. The Exercise Price of an Option equals 25% of the Fair Market Value of the Shares subject to the Option on the Grant Date. The Option Agreement will state the Exercise Price required to be paid by the Participant in order to exercise an Option.

3.4 Purchase of Property Subject to Option. Upon the grant of Options to a Participant, the Company may (but need not) acquire an amount of Shares having a Fair Market Value equal to either the aggregate Intrinsic Value of the Options or 100% of the Fair Market Value of the Shares subject to the Options. The Company may contribute such amount of Shares to the Trust established in accordance with Article VII. At the time any Shares are contributed to the Trust, and at the time the Options are exercised, any Shares acquired by the Company pursuant to the preceding sentence will not be subject to any security interest, whether or not perfected, or to any option or contract under which any other person may acquire any interest in the Shares. At the time an Option is exercised, the Trustee may use proceeds from the Exercise Price to acquire any additional Shares required to be delivered at the time of exercise of the Option. Whenever the Company acquires Shares for the purpose of satisfying the Employer's obligations to Participants under the Plan: (a) the Company must acquire the Shares from registered broker-dealers that are not affiliated with the Company, (b) the Company must receive no compensation for its distribution or sale of the Shares, directly or indirectly, including Section 12b-1 fees, from the issuers or distributors of the Shares, and (c) the Company must not otherwise engage in a broker-dealer business.

3.5 Substitution of Option Shares. The Administrative Committee, at the request of a Participant, may, in its sole discretion, cancel outstanding Options and issue substitute Options on different types of Shares, provided that the aggregate Intrinsic Value of the substitute Options is equal to the
aggregate   Intrinsic  Value  of  the  original   Options  as  of  the  date  of
substitution. Notwithstanding anything to the contrary in the Plan, a substitution of Options pursuant to this Section may be made no more than four times per calendar year, or at additional times upon special circumstances as determined by the Administrative Committee in its sole discretion. Upon a substitution of Shares pursuant to this Section, the Administrative Committee may cause the Trust, if any, to dispose of the old Shares and acquire and contribute to the Trust new Shares having the equivalent Intrinsic Value (measured as of the Grant Date of the new Options) as the old Shares.

3.6   Designation  of  Beneficiary.   In  the   Participation   Agreement,   the
Participant will designate one or more Beneficiaries and successor Beneficiaries, and the Participant may change a Beneficiary designation at any time, by filing the prescribed form with the Administrative Committee. The consent of the Participant's current Beneficiary is not required for a change of Beneficiary. No Beneficiary has any rights under the Plan or an Option Agreement during the lifetime of the Participant, except as may otherwise be provided herein. A Participant who dies without having designated a Beneficiary in accordance with this Section will be deemed to have named as Beneficiary the Participant's estate.

3.7 General Non-Transferability. No Option granted under the Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided herein, and no Option is subject to execution, attachment or similar process. Only a Participant, or a permitted transferee as provided in
Section 3.8, may exercise an Option.

3.8 Permitted Transfers. Notwithstanding the provisions of Section 3.7 and subject to approval by the Administrative Committee, a Participant, at any time prior to his death, may assign an Option to the Participant's spouse, lineal and/or collateral descendants, a trust for the benefit of the Participant's spouse and/or lineal and/or collateral descendants, or a tax-exempt charitable organization. Any such assignment is permitted only if an assignment is expressly permitted in the Option Agreement, is approved in writing by the Administrative Committee and the Participant receives no consideration for the assignment. Any such assignment must be evidenced by a written document acceptable to the Administrative Committee. Such assignment must be executed by the Participant and delivered to the Administrative Committee on or before the effective date of the assignment. In the event of such assignment, the spouse, lineal and/or collateral descendant, or trustee of the trust or charitable organization is entitled to all of the rights of the Participant under Section
4.2 with respect to the assigned Option, and such Option continues to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth in the Plan and the Option Agreement.

                                   ARTICLE IV
                               EXERCISE OF OPTIONS

4.1   Exercise  Period.

      (a) Exercise Period. A Participant may exercise a vested Option pursuant to Section 4.2 at any time during the period beginning six months after the initial Grant Date and ending on the earlier of:

            (1)   Fifteen years after the Grant Date; or

            (2) Six months after the Participant's Termination of Employment for Cause;

            provided, however, that the Administrative Committee may impose an administrative charge for Options that remain outstanding more than six months following a Participant's Termination of Employment for any reason other than Cause. Such administrative charge will be deducted from dividends and distributions received in cash with respect to the Shares. In the event that neither dividends nor cash distributions are available, the Participant may be required to pay the administrative charge directly to the Company.

      (b) Exercise Following Death. Notwithstanding the provisions of Subsection (a) of this Section, in no event may the Exercise Period end less than two years after the date of the Participant's death, provided such death occurs prior to the end of the earlier of the dates provided in Paragraphs (i) or (ii) of Subsection (a) of this Section.

      (c) Expiration of Options. If a Participant fails to exercise an Option within the Exercise Period, then the Option expires and the Participant or his Beneficiary loses any rights he had with respect to the Option.

      (d)   Vesting. Options are 100% vested at all times.

4.2   Option Exercise.

      (a) Notice of Exercise. A Participant exercises an Option by giving written notice to the Administrative Committee and tendering full payment of the Exercise Price by cash, check or other means acceptable to the Administrative Committee on or about the Exercise Date.

      (b) Minimum Exercise. The minimum number of Options that can be exercised by a Participant at any one time is the number of Options for which the Fair Market Value of the Shares subject to the Option totals at least $2,000. In the event that the aggregate Fair Market Value of all Shares subject to Options of a Participant is less than $2,000, all Options must be exercised. The Administrative Committee may, in its discretion, waive these minimum exercise requirements. A Participant has no rights and privileges of an owner with respect to any Shares purchasable or issuable upon the exercise of Options prior to the date of exercise of such Options in accordance with this Section.

      (c) Regulatory Approval. In the event that the listing, registration or qualification of the Option on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option may not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

4.3 Delivery of Shares. As soon as possible following the date that a Participant satisfies the conditions for exercising Options in accordance with
Section 4.2, the Administrative Committee will deliver or cause to be delivered to the Participant the Shares subject to such Options, which Shares the Participant may direct to be liquidated or otherwise disposed of.

4.4 Tax Withholding. Whenever Shares are to be delivered upon exercise of Options under the Plan, the Employer will require payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto. The Administrative Committee in its sole discretion will determine the form and timing of such payment. With the consent of the Administrative Committee, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the exercise of Options.

4.5 Failure to Exercise. No Option may be exercised, in whole or in part, after the end of the Exercise Period for such Option as provided in Section 4.1. The Administrative Committee has no obligation to deliver or cause to be delivered to the Participant the Shares subject to such Option after the end of the Exercise Period for such Option. Failure to exercise an Option in a timely fashion constitutes a forfeiture of the Option.

                                    ARTICLE V
                            AMENDMENT OR TERMINATION

5.1 Plan Amendment. The Administrative Committee, from time to time in its sole discretion, may amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Subject to Section 5.3, such amendment will be effective as of the date specified therein and will be binding upon the Administrative Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Subject to Sections
5.2 and 5.3, such amendment will not affect any Options that are outstanding as of the amendment date without the Participant's or Beneficiary's consent. Notwithstanding anything herein to the contrary, any amendments that modify
Article V or VI of the Plan must be approved by the Company.

5.2 Plan Termination. The Plan will terminate as the Company may determine, in its sole discretion. Such termination will be effective as of the date determined by the Company and will be binding upon the Administrative Committee, the Employers, and all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Options that are outstanding as of the date of the Plan's termination will continue to be outstanding after the effective date of such Plan termination, and may be exercised in accordance with Article IV and any applicable Option Agreement. As of the date of the termination of the Plan, no new Options may be granted, except for Options required to be granted under Section 3.2(b).

5.3 Amendment of Options. The Administrative Committee may amend an Option at any time after the Grant Date if the Administrative Committee determines that an amendment is necessary as a result of:

      (a) Any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option;

      (b) Any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option; or

      (c) Any circumstances not specified in Subsections (a) or (b) of this Section, with the consent of the Participant.

                                   ARTICLE VI
                                 ADMINISTRATION

6.1 The Administrative Committee. The Administrative Committee administers the Plan.

6.2 Powers of the Administrative Committee. In carrying out its duties with respect to the general administration of the Plan, the Administrative Committee has, in addition to any other powers conferred by the Plan or by law, the following powers:

      (a) To grant Options, and to determine the form, amount and timing of such Options;

      (b) To determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 5.3;

      (c) To maintain all records necessary for the administration of the Plan;

      (d) To prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

      (e)   To appoint such  individuals,  committees  and  subcommittees  as it
            deems   desirable   for  the   conduct  of  its   affairs   and  the
            administration of the Plan;

      (f) To employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan;

      (g) To perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Company; and

      (h) To revise periodically, on a prospective basis only, the nature of the Shares to be the subject of Options and/or the amount or percentage of the initial Exercise Price to be specified in Option Agreements.

Notwithstanding the above general powers, the Administrative Committee does not have the power to provide investment advice to Participants in connection with the Plan. No information provided regarding the available mutual funds under the Plan should be construed to be investment advice provided by the Company, an Employer or the Administrative Committee.

6.3 Determinations by the Administrative Committee. The Administrative Committee may interpret and construe the Plan and the Option Agreements, and its interpretations and determinations will be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan or any Option Agreement. The Administrative Committee's interpretations and determinations under the Plan and the Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated. Decisions of the Administrative Committee will be made by a majority vote based upon voting rights assigned to members of the Administrative Committee. The Administrative Committee may designate one or more of its members to sign on behalf of the Administrative Committee.

6.4 Indemnification of the Administrative Committee. The Company indemnifies and holds harmless each member of the Administrative Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or failure to act in good faith. This right of indemnification is in addition to any other rights to which any member of the Administrative Committee may be entitled. Expenses and liabilities against which a member of the Administrative Committee is indemnified hereunder include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof. The Company, at its own expense, may settle any claim asserted or proceeding brought against any member of the Administrative Committee when such settlement appears to be in the best interest of the Company.

6.5 Expenses of the Administrative Committee. The members of the Administrative Committee serve without compensation for services as such. All reasonable expenses of the Administrative Committee will be paid by the Employers.

                                   ARTICLE VII
                                TRUST PROVISIONS

7.1 Establishment of the Trust. The Company may establish a trust to hold all Shares it contributes pursuant to Section 3.4. Except as otherwise provided in
Section 7.2 and the terms of the Trust Agreement, the Trust will be irrevocable and no portion of the Trust Fund will be used for any purpose other than the exchange of substitute Shares in accordance with Section 3.5, the acquisition and delivery of Shares pursuant to the exercise of Options under the Plan, the delivery of Shares subject to forfeited Options to the Employer, and the payment of expenses of the Plan and Trust.

7.2 Trust Status. Any Trust established pursuant to Section 7.1 will be designed as a grantor trust, within the meaning of Section 671 of the Code, of which the Company is the grantor, and the Plan is to be construed in accordance with that intention. Notwithstanding any other provision of the Plan, the Trust Fund will remain the property of the Company and will be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant will have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Company.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

8.1 Headings. The headings of Articles, Sections and Subsections are solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text controls.

8.2 Gender. Unless the context clearly requires a different meaning, all pronouns refer indifferently to persons of any gender.

8.3 Singular and Plural. Unless the context clearly requires a different meaning, singular terms also include the plural and vice versa.

8.4 Governing Law. Except to the extent preempted by federal law, the construction and operation of the Plan is governed by the laws of the State of South Carolina without regard to the choice of law principles of such state.

8.5 Severability. If any court or governmental authority for any reason holds any provision of the Plan illegal or invalid, the remaining provisions will remain in full force and effect and will be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

8.6 No Obligation to Exercise. The granting of an Option imposes no obligation upon a Participant to exercise such Option.

8.7 No Rights of Owner. Neither the Participant, a Beneficiary nor any assignee has any of the rights and privileges of, an owner with respect to any Shares subject to purchase or issuance or upon the exercise of Options, prior to the date of exercise of such Options in accordance with Section 4.2.

8.8 No Right to Continued Employment. Nothing contained in the Plan is deemed to give any person the right to be retained in the employ of an Employer, or to interfere with the right of an Employer to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan.

8.9 Notices. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Administrative Committee will be mailed (by certified mail, postage prepaid) or personally delivered to the Administrative Committee in care of the Company at its executive offices, and any notice to the Participant will be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer, or at such address as a Participant provides to the Administrative
Committee in accordance with this Section. No notice is binding on the Administrative Committee until received by the Administrative Committee. Any notice to the Participant is binding on the Participant on the earlier of the date received by the Participant or three days following the date mailed. In the event of personal delivery to the Participant's current address shown on the payroll records of the Employer, or at such address as a Participant provides to the Administrative Committee in accordance with this Section, any notice is considered binding on the date delivered regardless of whether the Participant takes physical possession of the notice on such date.

8.10 Conflict Between Plan and Option Agreement. Should there be a conflict or other contradiction between the language of the Plan and that contained in any Option Agreement, the terms and conditions of the Plan controls.

8.11 Terms and Conditions of Options. The Administrative Committee has the authority to subject the grant and exercise of Options to such terms and conditions that the Administrative Committee, in its sole discretion, deems appropriate. Such terms and conditions may vary among Participants and will be included in the Option Agreement.

                                ***************

IN WITNESS WHEREOF, Safety Components International, Inc. has caused the Plan to be executed by its duly authorized officer by authority of the Company this _____ day of July, 2002.

                                           SAFETY COMPONENTS INTERNATIONAL, INC.

                                           By: _________________________________

                                           Title: ______________________________